UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2019

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange

Introductory Note.

On March 14, 2019, TransDigm Group Incorporated, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of Esterline Technologies Corporation, a Delaware corporation (“Esterline”). This Form 8-K/A amends the Initial 8-K to include the historical audited and unaudited financial statements of Esterline and the pro forma combined financial information required by Item 9.01 of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such item.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Esterline as of September 28, 2018 and for the year ended September 28, 2018, as well as the accompanying notes, as included in Item 8 of Part II of Esterline's Annual Report on Form 10-K, as filed with the SEC on November 21, 2018 are incorporated by reference as Exhibit 99.1 to this Form 8-K/A.

Part 1, Item 1 of Esterline's Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018 are incorporated by reference as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company and Esterline for the year ended September 30, 2018 and the quarterly period ended December 29, 2018 are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Esterline

99.1
The audited consolidated financial statements of Esterline as of September 28, 2018 and for the year ended September 28, 2018, as well as the accompanying notes, as included in Item 8 of Part II of Esterline's Annual Report on Form 10-K, as filed with the SEC on November 21, 2018 incorporated herein by reference

99.2	Part 1, Item 1 of Esterline's Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018 incorporated herein by reference

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Michael Lisman
Michael Lisman
Chief Financial Officer (Principal Financial Officer)

Date: May 30, 2019

Exhibit Index

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Esterline
99.1
The audited consolidated financial statements of Esterline as of September 28, 2018 and for the year ended September 28, 2018, as well as the accompanying notes, as included in Item 8 of Part II of Esterline's Annual Report on Form 10-K, as filed with the SEC on November 21, 2018 incorporated herein by reference

99.2	Part 1, Item 1 of Esterline's Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2018 incorporated herein by reference
99.3	Unaudited Pro Forma Condensed Combined Financial Statements